UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2006


                               CUBIC ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Texas                          0-9355                   87-0352095
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

            9870 Plano Road
             Dallas, Texas                                         75238
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

         On June 26, 2006, Cubic Energy, Inc. issued a press release announcing the results of a reserve evaluation for its North Louisiana oil and gas leaseholds. A copy of the press release is furnished herewith as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits.

         99.1     Press release, dated June 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  June 28, 2006                         CUBIC ENERGY, INC.


                                                   By: /s/Jon S. Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary